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THE VANGUARD GROUP ®

Vanguard® PRIMECAP Fund
SUPPLEMENT TO THE PROSPECTUS

Important Changes to Vanguard PRIMECAP Fund

FUND CLOSED TO NEW SHAREHOLDERS
As of the close of business on March 4, 2004, Vanguard PRIMECAP Fund stopped accepting new shareholders and began limiting additional investments by current shareholders. There is no specific time frame for when the Fund will reopen.

Current shareholders of Vanguard PRIMECAP Fund may invest up to $25,000 per year in the Fund during the closed period. This $25,000 limit applies to the total amount invested in each Fund account (by account number) during any calendar year. Dividends and capital gains reinvestments do not count toward the $25,000 annual limit. Participants in certain qualified retirement plans may continue to invest in accordance with the terms of their plans. Certain qualifying asset allocation programs may continue to operate in accordance with their program terms.

ELECTRONIC TRANSACTIONS
During the closed period, it will not be possible to purchase Vanguard PRIMECAP Fund shares through Vanguard’s website or Tele-Account® service. Shareholders, however, may continue to redeem Fund shares using these electronic methods.

Vanguard PRIMECAP Fund may modify these transaction policies at any time without advance notice to shareholders. If you have any questions about the Fund’s transaction policies, you may call Vanguard for more detailed information. Investors in nonretire-ment accounts and IRAs may call Vanguard’s Investor Information Department at 800-662-7447. Participants in employer-sponsored retirement plans may call Vanguard Participant Services at 800-523-1188.

©2005 The Vanguard Group, Inc. All rights reserved.
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